EXHIBIT 99.4

SCHMITT INDUSTRIES, INC.

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated balance sheet as of August 31, 2019 and the unaudited pro forma consolidated statements of operations for the three months ended August 31, 2019 and the years ended May 31, 2019 and 2018, have been derived from the historical consolidated financial statements of Schmitt Industries, Inc. (together with its subsidiaries, “Schmitt”, “we”, or “us”) as adjusted to give effect to the sale of our Schmitt Dynamic Balance Systems business line (“SBS Sale”), and are intended to reflect the impact of the SBS Sale on Schmitt on a pro forma basis as of and for the periods indicated.

The following unaudited pro forma consolidated financial information is based upon, and should be read in conjunction with our unaudited condensed consolidated financial statements and the related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in our Quarterly Report on Form 10-Q for the three months ended August 31, 2019 and our historical audited consolidated financial statements and the related notes and MD&A included in our Annual Reports on Forms 10-K for the fiscal years ended May 31, 2019 and 2018, as filed with the Securities and Exchange Commission on October 8, 2019, August 21, 2019 and August 21, 2018, respectively.

The unaudited pro forma consolidated balance sheet as of August 31, 2019 reflects the SBS Sale as if it had been consummated on August 31, 2019, and includes pro forma adjustments based on estimates made by management.

The unaudited pro forma consolidated statements of operations for the three months ended August 31, 2019 and for the years ended May 31, 2019 and 2018 give effect to the SBS Sale as if it had been consummated on June 1st of the respective fiscal year.

We have prepared the unaudited pro forma consolidated financial information for informational purposes only and it is based upon estimates by Schmitt’s management, which are based upon available information and certain assumptions that Schmitt’s management believes are reasonable as of the date of this report. The unaudited pro forma combined financial information is not intended to be indicative of actual financial position or results of operations that would have been achieved had the SBS Sale been consummated on the dates indicated, nor does it purport to indicate results which may be attained in the future. Actual amounts could differ materially from these estimates.

SCHMITT INDUSTRIES, INC.

Unaudited Pro Forma Consolidated Balance Sheet

August 31, 2019

	HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA
	Schmitt Industries, Inc. Consolidated	Sale of SBS	Notes	Schmitt Industries, Inc. Consolidated
ASSETS
Current assets
Cash and cash equivalents	$1,592,847	$9,895,677	A	$11,488,524
Restricted cash	54,895	365,105	A	420,000
Accounts receivable, net	2,004,159	(1,399,703)		604,456
Inventories	5,019,109	(3,845,936)		1,173,173
Prepaid expenses	155,405	(77,824)		77,581

	8,826,415	4,937,319		13,763,734
Property and equipment, net	817,478	(156,999)		660,479
Other assets
Operating lease right-of-use assets	102,767	(102,767)		—
Intangible assets, net	366,039	—		366,039

TOTAL ASSETS	$10,112,699	$4,677,553		$14,790,252

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$505,496	$(396,946)		$108,550
Accrued commissions	173,491	(99,557)		73,934
Accrued payroll liabilities	171,768	(98,631)		73,137
Customer deposits and prepayments	197,982	(115,922)		82,060
Other accrued liabilities	127,635	(54,398)		73,237
Income taxes payable	14,134	—		14,134
Current portion of long-term liabilities	21,258	(21,258)		—
Current portion of operating lease liabilities	32,721	(32,721)		—

Total current liabilities	1,244,485	(819,433)		425,052
Long-term liabilities	23,065	(23,065)		—
Long-term operating lease liabilities	70,046	(70,046)		—

Total liabilities	1,337,596	(912,544)		425,052

Stockholders’ equity
Common stock, no par value, 20,000,000 shares authorized, 4,032,878 shares issued and outstanding at August 31, 2019	13,317,453	—		13,317,453
Accumulated other comprehensive loss	(467,479)	—		(467,479)
Accumulated deficit	(4,074,871)	5,590,097	B	1,515,226

Total stockholders’ equity	8,775,103	5,590,097		14,365,200

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$10,112,699	$4,677,553		$14,790,252

SCHMITT INDUSTRIES, INC.

Unaudited Pro Forma Consolidated Statements of Operations

For the three months ended August 31, 2019

	HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA
	Schmitt Industries, Inc. Consolidated	Sale of SBS	Notes	Schmitt Industries, Inc. Consolidated
Net Sales	$3,341,885	$(2,247,107)		$1,094,778
Cost of sales	1,781,547	(1,164,124)		617,423

Gross profit	1,560,338	(1,082,983)		477,355

Operating expenses:
General, administration and sales	1,279,007	(550,848)		728,159
Research and development	12,167	(9,081)		3,086

Total operating expenses	1,291,174	(559,929)		731,245

Operating income (loss)	269,164	(523,054)		(253,890)
Other income (expense), net	(83,388)	84,731	C	1,343

Income (loss) before income taxes	185,776	(438,323)		(252,547)
Provision for income taxes	15,968	—		15,968

Net income (loss)	$169,808	$(438,323)		$(268,515)

Net income (loss) per common share, basic	$0.04			$(0.07)
Weighted average number of common shares, basic	4,032,878			4,032,878
Net income (loss) per common share, diluted	$0.04			$(0.07)
Weighted average number of common shares, diluted	4,059,279			4,059,279

SCHMITT INDUSTRIES, INC.

Unaudited Pro Forma Consolidated Statements of Operations

For the fiscal year ended May 31, 2019

	HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA
	Schmitt Industries, Inc. Consolidated	Sale of SBS	Notes	Schmitt Industries, Inc. Consolidated
Net Sales	$13,810,161	$(9,080,719)		$4,729,442
Cost of sales	8,836,856	(5,876,176)		2,960,680

Gross profit	4,973,305	(3,204,543)		1,768,762

Operating expenses:
General, administration and sales	5,951,765	(2,771,252)		3,180,513
Research and development	129,040	(72,207)		56,833

Total operating expenses	6,080,805	(2,843,459)		3,237,346

Operating income (loss)	(1,107,500)	(361,084)		(1,468,584)
Other income (expense), net	(77,051)	85,977	C	8,926

Income (loss) before income taxes	(1,184,551)	(275,107)		(1,459,658)
Provision for income taxes	26,439	—		26,439

Net income (loss)	$(1,210,990)	$(275,107)		$(1,486,097)
Net income (loss) per common share, basic	$(0.30)			$(0.37)
Weighted average number of common shares, basic	4,005,795			4,005,795
Net income (loss) per common share, diluted	$(0.30)			$(0.37)
Weighted average number of common shares, diluted	4,005,795			4,005,795

SCHMITT INDUSTRIES, INC.

Unaudited Pro Forma Consolidated Statements of Operations

For the fiscal year ended May 31, 2018

	HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA
	Schmitt Industries, Inc. Consolidated	Sale of SBS	Notes	Schmitt Industries, Inc. Consolidated
Net Sales	$13,888,063	$(9,026,562)		$4,861,501
Cost of sales	7,822,749	(4,989,747)		2,833,002

Gross profit	6,065,314	(4,036,815)		2,028,499

Operating expenses:
General, administration and sales	5,582,625	(2,656,607)		2,926,018
Research and development	327,317	(114,089)		213,228

Total operating expenses	5,909,942	(2,770,696)		3,139,246

Operating income (loss)	155,372	(1,266,119)		(1,110,747)
Other income (expense), net	81,182	(85,870)	C	(4,688)

Income (loss) before income taxes	236,554	(1,351,989)		(1,115,435)
Provision for income taxes	25,915	—		25,915

Net income (loss)	$210,639	$(1,351,989)		$(1,141,350)

Net income (loss) per common share, basic	$0.06			$(0.33)
Weighted average number of common shares, basic	3,422,724			3,422,724
Net income (loss) per common share, diluted	$0.06			$(0.33)
Weighted average number of common shares, diluted	3,460,339			3,460,339

SCHMITT INDUSTRIES, INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial information above reflects the following pro forma adjustments:

A

Represents gross proceeds of $10,500,000 less $140,000 paid to the buyer as minimum operating cash and $44,323 used to pay off an equipment financing arrangement. $420,000 of the gross proceeds was placed in escrow and is reflected in the balance of restricted cash.

B	Net effect of pro forma adjustments.

C	Elimination of foreign currency exchange gain/(loss) attributable to SBS.